UNITED STATES

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Hudson Technologies, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

July 26, 2013

Dear Fellow Shareholders:

You are cordially invited to attend the Annual Meeting of Shareholders which will be held on Tuesday, August 27, 2013 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. The Notice of Annual Meeting and Proxy Statement which follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please inform our Transfer Agent, Continental Stock Transfer & Trust Company, at 17 Battery Place, New York, New York 10004, in writing, of the correct address.

Your vote is very important, and we will appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.

Cordially,

Kevin J. Zugibe, P.E.
Chairman of the Board and
Chief Executive Officer

HUDSON TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 27, 2013

To the Shareholders of HUDSON TECHNOLOGIES, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Hudson Technologies, Inc. (the “Company”) will be held on Tuesday, August 27, 2013 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965 for the following purposes:

1.             To elect a class of three directors who shall serve until the Annual Meeting of Shareholders to be held in 2015 or until their successors have been elected and qualified;

2.             To approve, by non-binding advisory vote, the resolution approving named executive officer compensation;

3.             To approve, by non-binding advisory vote, the frequency of future non-binding advisory votes on resolutions approving future named executive officer compensation;

4.             To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2013; and

5.             To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Only shareholders of record at the close of business on July 5, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

Stephen P. Mandracchia
Secretary
July 26, 2013

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

PROXY STATEMENT

HUDSON TECHNOLOGIES, INC.

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 27, 2013

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the "Company", “Hudson”, “we” or “our”) for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Tuesday, August 27, 2013, and including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to shareholders on or about July 29, 2013.

Proxies in the accompanying form, duly executed, returned to the management of the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company is:

PO Box 1541, One Blue Hill Plaza

Pearl River, New York 10965

Telephone No.: (845) 735-6000

OUTSTANDING STOCK AND VOTING RIGHTS

Only shareholders of record at the close of business on July 5, 2013 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 25,070,386 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES

Directors will be elected by a plurality of the votes cast by the holders of Common Stock in person or represented by proxy at the Annual Meeting, provided a quorum is present at the meeting. Therefore, the three nominees receiving the greatest number of votes cast at the meeting will be elected as directors of the Company. All other matters to be acted upon at the meeting will be decided by the majority of the votes cast by the holders of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum is present. A quorum will be present at the Annual Meeting if the holders of a majority of the outstanding shares of Common Stock as of the Record Date are present in person or represented by proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of Continental Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with applicable law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Based upon the Company's understanding of the requirements of the law of the State of New York and the Certificate of Incorporation and By-laws, as amended (the "By-laws"), of the Company, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote are determinative of the outcome of the matter to be voted on. Failures to vote, broker non-votes and abstentions will not be considered "votes cast."

Proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

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PROPOSAL 1

TO ELECT A CLASS OF THREE DIRECTORS TO THE BOARD

The Company's By-laws provide that the Board is divided into two classes. Each class is to have a term of two years (the term of each class expiring in alternating years) and is to consist, as nearly as possible, of one-half of the number of directors constituting the entire Board. The By-laws provide that the number of directors shall be fixed by the Board but in any event, shall be no less than five (5) (subject to decrease by a resolution adopted by the shareholders).

At the Annual Meeting, a class of three directors will be elected for a two-year term expiring at the Annual Meeting of Shareholders to be held in 2015. Vincent P. Abbatecola, Brian F. Coleman and Otto C. Morch are the nominees for election to this class. Messrs. Dominic J. Monetta and Kevin J. Zugibe will not stand for election at the Annual Meeting because their respective terms expire at the Annual Meeting of Shareholders to be held in 2014.

Proxies will be voted for the nominees named below, unless authority is withheld. Should any nominee not be available for election, proxies will be voted for such substitute nominee as may be designated by the Board. Each of the nominees has indicated to the Board that he will be available and is willing to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SPECIFIED BELOW.

The following is information with respect to the nominees for election as directors at the Annual Meeting that each nominee for director has given us about his age, all positions he holds, his principal occupation and his business experience for at least the past five years. In addition to the information presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our Board to the conclusion that he should serve as a director, we also believe that all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and our Board.

Name	Age	Position

Vincent P. Abbatecola	67	Director

Brian F. Coleman	51	Director, President and Chief Operating Officer

Otto C. Morch	79	Director

Vincent P. Abbatecola has been a Director of the Company since June 1994. Mr. Abbatecola is President of Abbey Ice & Spring Water, Spring Valley, New York, where he has been employed since May 1971. He was formerly the Chairman of the International Packaged Ice Association and a trustee of Nyack Hospital. Mr. Abbatecola serves on the Rockland Board of Governors, the United Hospice of Rockland Board and the St. Thomas Aquinas College President’s Council. We believe that Mr. Abbatecola’s qualifications to sit on our Board include his business experience obtained as President, and formerly as Vice President, of Abbey Ice and Spring Water, and his 19 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including as Chairman of the Company’s Audit Committee for 18 years.

Brian F. Coleman has been a Director of the Company since December 2007, and President and Chief Operating Officer of the Company since August 21, 2001 and served as Chief Financial Officer of the Company from May 1997 until December 2002. From June 1987 to May 1997, Mr. Coleman was employed by, and since July 1995, was a partner with BDO USA, LLP, the Company's independent registered public accounting firm. We believe Mr. Coleman’s qualifications to sit on our Board include his prior financial and accounting experience obtained as a partner with BDO USA, LLP, and his 16 years of experience in the air conditioning and refrigeration industry including as our President and Chief Operating Officer for the past 10 years.

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Otto C. Morch has been a Director of the Company since March 1996. Mr. Morch was a Senior Vice President of Commercial Banking at Provident Savings Bank, F.A. for more than five years until his retirement in December 1997. We believe that Mr. Morch’s qualifications to sit on our Board include his financial and other experience obtained as a Senior Vice President at Provident Savings Bank, F.A., his 17 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board including his membership on the Company’s Audit Committee for 17 years.

The following is information with respect to the directors whose terms of office expire at the Annual Meeting of Shareholders to be held in the year 2014:

Name	Age	Position

Dominic J. Monetta	71	Director

Kevin J. Zugibe	49	Director, Chairman, Chief Executive Officer

Dominic J. Monetta, DPA has been a Director of the Company since April 1996. Dr. Monetta has, since August 1993, been the President of Resource Alternatives, Inc., a corporate development firm concentrating on resolving technically oriented managerial issues facing chief executive officers and their senior executives. From December 1991 to May 1993, Dr. Monetta served as the Director of Defense Research and Engineering for Research and Advanced Technology, United States Department of Defense. From June 1989 to December 1991, Dr. Monetta served as the Director of the Office of New Production Reactors, United States Department of Energy. Dr. Monetta’s qualifications to sit on our Board include his chemical engineering and other management experience obtained as a senior executive for the US Departments of Energy and Defense. Dr. Monetta has 16 years of experience in the air conditioning and refrigeration industry by virtue of his service on our Board and includes his membership on the Company’s Audit Committee for the last 5 years and Occupational, Safety and Environmental Protection Committee for the last 11 years.

Kevin J. Zugibe, P.E., a founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company since its inception in 1991. From May 1987 to May 1994, Mr. Zugibe was employed as a power engineer with Orange and Rockland Utilities, Inc., a major public utility, where he was responsible for all HVAC applications. Mr. Zugibe is a licensed professional engineer, and from December 1990 to May 1994, he was a member of Kevin J. Zugibe & Associates, a professional engineering firm. We believe Mr. Zugibe’s qualifications to sit on our Board include his 26 years of experience in the air conditioning and refrigeration industry including as our founder, our Chairman and Chief Executive Officer for 21 years. Mr. Zugibe is the brother-in-law of Stephen P. Mandracchia.

The Board has determined that each of Messrs. Abbatecola, Monetta and Morch is an “independent director” within the meaning of applicable NASDAQ Listing Rules.

Board Meetings

A total of 12 meetings of the Board were held during the fiscal year ended December 31, 2012 (“Fiscal 2012”). During Fiscal 2012, no director attended fewer than 75 percent of the aggregate of (1) the Board meetings that were held, and (2) the meetings held by the committees of the Board on which he served.

Committees of the Board of Directors

The Board has established a Compensation Committee, which is responsible for, among other things, assisting the Board in overseeing our executive compensation strategy and reviewing and approving the compensation of our executive officers and for the administration of the Company's employee benefit plans. The Compensation Committee is also responsible for reviewing and approving the compensation of the Company’s directors. The executive officers do not determine executive or director compensation, but provide information and recommendations to the Compensation Committee upon its request. The members of the Compensation Committee are Messrs. Abbatecola, Monetta and Morch. Mr. Coleman resigned from the Compensation Committee in June 2013. The Compensation Committee held 3 meetings during Fiscal 2012. In June 2013, the Board adopted the Hudson Technologies, Inc. Compensation Committee Charter (the “Compensation Committee Charter”). A copy of the Compensation Committee charter is filed as Appendix A to this proxy statement. The Compensation Committee Charter is not available on the Company’s website.

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The Board also has an Audit Committee which supervises the audit and financial procedures of the Company and is responsible for the selection of the Company’s independent registered public accountants. The members of the Audit Committee are Messrs. Abbatecola, Morch and Monetta. The Board has determined that each member of the Audit Committee is an “independent director” within the meaning of the applicable NASDAQ Listing Rules and applicable Securities and Exchange Commission (“SEC”) rules under the Securities Exchange Act of 1934 (the “Exchange Act”). The Audit Committee does not have a member that qualifies as a “financial expert” under the federal securities laws. The members of the Audit Committee have each been active in the business community and have broad and diverse backgrounds, and financial experience. Two of the current members have served on the Company’s Audit Committee and have overseen the financial review by the Company’s independent auditors for more than 11 years. The Company believes that the current members of the Audit Committee are able to fully and faithfully perform the functions of the Audit Committee and that the Company does not need to install a “financial expert” on the Audit Committee. The Audit Committee held 5 meetings during Fiscal 2012. A copy of the Audit Committee charter is filed as Appendix B to this proxy statement. The Audit Committee charter is not available on the Company’s website.

The Board also has an Executive Committee which is authorized to exercise the powers of the Board in the general supervision and control of the business affairs of the Company during the intervals between meetings of the Board. The members of the Executive Committee are Messrs. Abbatecola, Morch and Zugibe.

The Board also has an Occupational, Safety and Environmental Protection Committee, which is responsible for satisfying the Board that the Company's Environmental, Health and Safety policies, plans and procedures are adequate. The members of the Occupational, Safety and Environmental Protection Committee are Messrs. Monetta and Zugibe.

The Board has a Nominating Committee whose members consist of Messrs. Abbatecola, Monetta and Zugibe, and which was responsible for recommending to the independent directors the nominees for election to the Board at the annual meeting of the shareholders to be held in 2013. In accordance with applicable NASDAQ Listing Rules, the nominees for director at the Annual Meeting named above were selected as nominees to the Board by vote of a majority of the independent directors. When reviewing candidates to our Board, the Nominating Committee and the independent members of the Board consider the evolving needs of the Board and seek candidates that fill any current or anticipated future needs. The Nominating Committee and the independent Board members also believe that all directors should possess the attributes described below in the last paragraph under the caption “Consideration of Director Nominees Recommended by Shareholders.” While neither the Nominating Committee nor the Board has a formal policy with respect to diversity, the Nominating Committee and the Board believe that it is important that the Board members represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee and the independent members of the Board consider the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

Shareholder nominations for directors of the Company will be considered by the independent directors subject to the shareholder complying with the procedures described below. The Nominating Committee held one meeting during Fiscal 2012. The Nominating Committee does not have a charter.

Board Leadership Structure

The Board believes our current leadership structure, where our Chief Executive Officer also serves as our Chairman of the Board, provides us with the most effective leadership model by enhancing the Chairman and Chief Executive Officer’s ability to provide insight and direction of business strategies and plans to both the Board and our management. The Board believes that a single person, acting in the capacities of Chairman and Chief Executive Officer, provides us with unified leadership and focus and that our business strategies are best served if the Chairman is also a member of our management team. We do not have a lead independent director; however, our Audit Committee and our Compensation Committee are comprised solely of independent directors and our Nominating Committee is comprised of a majority of independent directors. We believe the composition of these three Board committees, the fact that our independent directors determine Board nominees and the compensation of our executive officers, as well as the practice of our independent directors to meet in executive session without our Chief Executive Officer and the other members of our management present, help ensure that our Board maintains a level of independent oversight of management that is appropriate for our Company.

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Risk Management

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee oversees management of financial risks and potential conflicts of interest with related parties. The Nominating Committee manages risks associated with the independence of the Board. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports, or otherwise, about such risks.

Audit Committee Report

The Audit Committee held 5 meetings during Fiscal 2012. In December 2012, the Audit Committee met with management to review and discuss the audit and the procedures and timing of the audit. In February 2013, the Audit Committee met with management to review and discuss the audited financial statements. The Audit Committee also discussed with the Company’s independent auditors, BDO USA, LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Accounting Oversight Board. The Audit Committee has received the written disclosures and confirming letter from BDO USA, LLP required by the applicable requirements of the Public Accounting Oversight Board regarding its independence and has discussed with BDO USA, LLP its independence from the Company. Based upon the review and discussions referred to above, the Audit Committee ratified its prior recommendation to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The Audit Committee-

Vincent Abbatecola, Otto Morch and Dominic Monetta.

Code of Conduct and Ethics

The Company has adopted a written code of conduct and ethics that applies to all directors, and employees, including the Company's principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of conduct and ethics to any person without charge upon written request addressed to Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965, Attention: Stephen P. Mandracchia.

Executive Officers

In addition to Kevin J. Zugibe and Brian Coleman, Messrs. James R. Buscemi, Charles F. Harkins, Jr. and Stephen P. Mandracchia serve as executive officers of the Company. Executive officers are elected annually and serve at the pleasure of the Board. The following is information with respect to such executive officers:

James R. Buscemi, age 60, has been Chief Financial Officer of the Company since December 2002 and prior to that time served as Corporate Controller since joining the Company in 1998. Prior to joining the Company, Mr. Buscemi held various financial positions within Avnet, Inc, including Chief Financial Officer of Avnet's electric motors and component part subsidiary, Brownell Electro, Inc.

Charles F. Harkins, Jr., age 51, has been Vice President of Sales of the Company since December 2003. Mr. Harkins has served in a variety of capacities since joining the Company in 1992. Prior to joining the Company, Mr. Harkins served in the U.S. Army for 13 years attaining the rank of Staff Sergeant; he is a graduate of the U.S. Army Engineering School and the U.S. Army Chemical School.

Stephen P. Mandracchia, age 53, a founder of the Company, has been Vice President Legal and Regulatory of the Company since August 2003 and has been Secretary of the Company since 1995. Mr. Mandracchia has served in a variety of capacities with the Company since 1993. Mr. Mandracchia was a member of the law firm of Martin, Vandewalle, Donohue, Mandracchia & McGahan in Great Neck, New York until 1995 (having been associated with such firm since 1983). Mr. Mandracchia is the brother-in-law of Mr. Zugibe.

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COMMUNICATIONS WITH THE BOARD

The Board has established a process for shareholders to send communications to the Board. Shareholders may communicate with the Board individually or as a group by writing to: The Board of Directors of Hudson Technologies, Inc. c/o Corporate Secretary, PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965. Shareholders should identify their communication as being from a shareholder of the Company. The Corporate Secretary may require reasonable evidence that the communication or other submission is made by a shareholder of the Company before transmitting the communication to the Board.

BOARD ATTENDANCE AT ANNUAL SHAREHOLDER MEETINGS

We have a policy that strongly encourages directors to attend our Annual Meeting of Shareholders. Last year’s Annual Meeting of Shareholders was attended by all of our five directors.

CONSIDERATION OF DIRECTOR NOMINEES RECOMMENDED BY SHAREHOLDERS

Shareholders of Hudson wishing to recommend director candidates to the Board must submit their recommendations in writing to the Chairman of the Board, c/o Corporate Secretary, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965.

The independent directors of the Board will consider nominees recommended by Hudson’s shareholders provided that the recommendation contains sufficient information for the independent directors to assess the suitability of the candidate, including the candidate’s qualifications. Candidates recommended by shareholders that comply with these procedures will be considered either solely by Hudson’s independent directors, or by a nominating committee of the Board that is comprised solely of Hudson’s independent directors, if such committee exists at the time. The recommendations must also state the name of the shareholder who is submitting the recommendation. In addition, it must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASDAQ Listing Rules. Each nomination is also required to set forth: (i) a representation that the shareholder making the nomination is a holder of record of capital stock of Hudson entitled to vote at such meeting; (ii) a representation as to the beneficial interest of the shareholder making the nomination including, without limitation, any derivative securities holdings, short interests, hedges and any agreements that increase or decrease such shareholder’s voting power; (iii) all stock ownership information with respect to any shareholder or shareholder group with whom the shareholder making the nomination is associated, whether or not such persons constitute a filing group for purposes of Schedule 13D; (iv) whether the shareholder making the nomination intends individually or as part of a group, to deliver a proxy statement and/or form of proxy to holders of at least the percentage of Hudson’s outstanding capital stock required to approve or adopt the proposal, and/or to otherwise solicit proxies in support of such proposal; (v) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such shareholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the shareholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (vi) such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and (vii) the consent of each nominee to serve as a director of Hudson if so elected. A nomination which does not comply with the above requirements or that is not received by the deadline referred to below will not be considered.

The qualities and skills sought in prospective members of the Board are determined by the Board. The Board generally requires that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for Hudson. Criteria for selection of candidates will include, but not be limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of Hudson’s industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to Hudson. Such persons should not have commitments that would conflict with the time commitments of a Director of Hudson.

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DEADLINE AND PROCEDURES FOR SUBMITTING BOARD NOMINATIONS

A shareholder wishing to nominate a candidate for election to the Board at the Annual Meeting of Shareholders to be held in 2014, which we currently anticipate will be held in or about August 2014, is required to give written notice containing the required information specified above addressed to the Independent Directors of the Board, c/o Secretary of the Company, Hudson Technologies, Inc., PO Box 1541, One Blue Hill Plaza, Pearl River, NY 10965, of his or her intention to make such a nomination. The notice of nomination and other required information must be received by the Company’s Secretary no earlier than April 29, 2014 and no later than May 29, 2014. In the event that the Annual Meeting of Shareholders to be held in 2014 is held either before July 28, 2014 or after October 26, 2014, then the notice of nomination and other required information must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public pronouncement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting.

In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2014 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company's review of the copies of such forms received by the Company, the Company believes that during and for the year ended December 31, 2012 all filing requirements applicable to the Reporting Persons were complied with.

EXECUTIVE COMPENSATION

The following table discloses, for the years indicated, the compensation for our Chief Executive Officer and for our two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the year ended December 31, 2012 and whose total compensation during the year ended December 31, 2012 exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (3)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)

Kevin J. Zugibe,	2012	$264,580	$264,000	$0	$0	$0	$0	$0	$528,580
Chairman,	2011	$223,007	$132,000	$0	$0	$0	$0	$0	$355,007
Chief Executive Officer (2)

Brian F. Coleman,	2012	$205,465	$174,000	$0	$0	$0	$0	$9,623	$389,088
President,	2011	$197,363	$84,000	$0	$0	$0	$0	$0	$281,363
Chief Operating Officer,
Director (2)

Charles F. Harkins, Jr.,	2012	$187,618	$145,000	$0	$0	$0	$0	$8,371	$340,989
Vice President	2011	$182,181	$71,000	$0	$0	$0	$0	$0	$253,181
Sales

______________

(1) We utilize the grant date fair value using the Black-Scholes method as described in Note 10 to the Notes to the Consolidated Financial Statements.

(2) Messrs. Coleman and Zugibe did not receive any compensation for services as a director during the years ended December 31, 2012 and 2011.

(3) Non-Equity Incentive Plan Compensation was earned in 2012, a portion of which was paid in 2012. The balance was paid in 2013.

(4) Represents payments of annual premiums for long term care insurance purchased for the benefit of the executive officers and, where applicable, the executive officer’s spouse.

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Narrative Disclosure to Summary Compensation Table

Employment, Termination, Change of Control and other Agreements

Kevin J. Zugibe. On October 10, 2006, we entered into an Amended and Restated Employment Agreement with Kevin J. Zugibe, which currently expires in October 2014 and is automatically renewable for successive two year terms unless either party gives notice of termination at least ninety days prior to the expiration date of the then current term. Pursuant to the agreement, as amended by the First Amendment to Restated Employment Agreement dated December 29, 2008, Mr. Zugibe is receiving an annual base salary of $288,500 with such increases and bonuses as our Board may determine. The agreement provides, in the event of Mr. Zugibe's disability, for the continuation of at least 75% of Mr. Zugibe's salary for up to one hundred twenty days after the commencement of his disability. Mr. Zugibe is also entitled to take up to four weeks of vacation, excluding paid holidays.

As part of the agreement, Mr. Zugibe has agreed to certain covenants and restrictions, which include an agreement that Mr. Zugibe will not compete with us in specified geographic areas for a period of twenty-four months after his termination for any reason. The agreement also provides that, in the event of his involuntary separation from Hudson without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Zugibe will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of twenty-four months, and a lump sum payment equivalent to the highest bonus paid to Mr. Zugibe in the three years prior to his termination, pro-rated to the date of his termination. We are the beneficiary of a “key-man” insurance policy on the life of Mr. Zugibe in the amount of $1,000,000.

Brian F. Coleman. On October 10, 2006, we entered into an agreement with Brian F. Coleman, pursuant to which, as amended, Mr. Coleman has agreed to certain covenants and restrictions, which include an agreement that Mr. Coleman will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason. The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also provides that, in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Coleman will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

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Charles F. Harkins. On October 10, 2006, we entered into an agreement with Charles F. Harkins, pursuant to which, as amended, Mr. Harkins has agreed to certain covenants and restrictions, which include an agreement that Mr. Harkins will not compete with us in specified geographic areas for a period of eighteen months after his termination for any reason. The agreement provides, in the event of his disability, for the continuation of at least 75% of his salary for up to one hundred twenty days after the commencement of his disability. The agreement also provides that in the event of his involuntary separation without cause, or in the event of his voluntary separation for a good reason as enumerated in the agreement, Mr. Harkins will receive severance payments, in the form of the continuation of his annual base salary and benefits for a period of eighteen months, and a lump sum payment equivalent to the highest bonus paid to him in the three years prior to his termination, pro-rated to the date of his termination.

On December 31, 2012, the independent members of our Board resolved to establish a pool at the end of fiscal year 2013 for the payment of cash awards based upon our 2013 earnings to some or all of the executive officers, as well as to several other of our key employees. The amount of the pool to be established is not expected to exceed $1,000,000, but will be determined by the independent Board members at the end of fiscal year 2013 based upon our achieving earnings in excess of a pre-determined level for fiscal 2013 (the “Benchmark”). In the event our 2013 earnings exceed the Benchmark, the cash awards may be paid out of the pool to some or all of the executive officers. The independent Board members will determine which, if any, of the executive officers are to receive a cash award from the pool, as well as the amount of the cash award to be paid to each executive officer, which determination will be made, in the discretion of the independent Board members, based upon our overall 2013 financial results of the Company as well as on the personal performance of each executive officer during 2013.

Stock Option Grants or Stock Awards

The Company did not issue stock options, or grant any stock awards to any of the Named Executive Officers in 2012.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses the outstanding option awards held by the Named Executive Officers as of December 31, 2012. No options were exercised by the Named Executives Officers during the fiscal year ended December 31, 2012. No stock awards have been issued to the Named Executive Officers.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date

Kevin J. Zugibe, Chairman, Chief Executive Officer

	87,500	$1.13	3/5/2014
	193,750	$1.15	3/31/2014
	18,750	$0.83	9/17/2014
	18,750	$0.95	10/1/2014
	93,750	$1.02	1/3/2015
	18,750	$0.87	4/1/2015
	18,750	$0.83	7/8/2015
	18,750	$2.15	9/30/2015
	123,750	$1.76	12/29/2015
	35,000	$1.40	3/31/2016
	9,300	$1.02	10/10/2016
	195,000	$0.85	11/20/2017
	78,000	$1.26	12/17/2019

Brian F. Coleman, President, Chief Operating Officer, Director

	75,000	$1.13	3/5/2014
	18,750	$1.15	3/31/2014
	12,500	$0.83	9/17/2014
	12,500	$0.95	10/1/2014
	62,500	$1.02	1/3/2015
	12,500	$0.87	4/1/2015
	12,500	$0.83	7/8/2015
	12,500	$2.15	9/30/2015
	82,500	$1.76	12/29/2015
	32,500	$1.40	3/31/2016
	8,100	$1.02	10/10/2016
	180,000	$0.85	11/20/2017
	75,000	$1.26	12/17/2019

Charles F. Harkins, Jr., Vice President Sales
	60,639	$1.76	12/29/2015
	23,125	$1.40	3/31/2016
	7,900	$1.02	10/10/2016
	78,600	$0.85	11/20/2017
	72,000	$1.26	12/17/2019

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Stock Option Plans

1994 Stock Option Plan

We adopted an Employee Stock Option Plan (the “1994 Plan”) effective October 31, 1994 pursuant to which 725,000 shares of our common stock were reserved for issuance upon the exercise of options designated as either (i) options intended to constitute incentive stock options (“ISOs”) under the Internal Revenue Code of 1986, as amended (the “Code”), or (ii) nonqualified options. ISOs could be granted under the 1994 Plan to our employees and officers. Non-qualified options could be granted to consultants, directors (whether or not they are employees), our employees or officers. Effective November 1, 2004, our ability to grant options under the 1994 Plan expired.

All options granted under the 1994 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person that are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2012, we had options outstanding to purchase 46,250 shares of our common stock under the 1994 Plan.

1997 Stock Option Plan

We adopted the 1997 Stock Option Plan (the “1997 Plan”) effective June 11, 1997 pursuant to which 2,000,000 shares of our common stock were reserved for issuance upon the exercise of options designated as either (i) ISOs under the Code, or (ii) nonqualified options. ISOs could be granted under the 1997 Plan to our employees and officers. Non-qualified options could be granted to consultants, directors (whether or not they are employees), our employees or officers. Stock appreciation rights could also be issued in tandem with stock options. Effective June 11, 2007 our ability to grant options under the 1997 Plan expired.

All options granted under the 1997 Plan are not transferable during an optionee's lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of an optionee, all options granted to such person that are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2012, we had options outstanding to purchase 749,254 shares of our common stock under the 1997 Plan.

2004 Stock Incentive Plan

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We have adopted the 2004 Stock Incentive Plan (the “2004 Plan”), pursuant to which 2,500,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2004 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

The 2004 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board. The Committee, within the limitations of the 2004 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2004 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2004 Plan is sooner terminated, the ability to grant options or other awards under the 2004 Plan will expire on September 10, 2014.

ISOs granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2004 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2004 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2004 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

As of December 31, 2012, we had options outstanding to purchase 2,161,588 shares of common stock and 28,313 shares are reserved for future issuances under the 2004 Plan.

2008 Stock Incentive Plan

We have adopted the 2008 Stock Incentive Plan (the “2008 Plan”), pursuant to which 3,000,000 shares of our common stock are currently reserved for issuance upon the exercise of options, designated as either (i) ISOs, under the Code or (ii) non-qualified options, or for issuance upon the granting of restricted stock, deferred stock or other stock-based awards. ISOs may be granted under the 2008 Plan to employees and officers of Hudson. Non-qualified options, restricted stock, deferred stock or other stock-based awards may be granted to consultants, directors (whether or not they are employees), employees or officers of Hudson. Stock appreciation rights may also be issued in tandem with stock options.

The 2008 Plan is intended to qualify under Rule 16b-3 under the Exchange Act and is administered by our Compensation Committee of the Board. The Committee, within the limitations of the 2008 Plan, determines the persons to whom options will be granted, the number of shares to be covered by each option, whether the options granted are intended to be ISOs, the duration and rate of exercise of each option, the exercise price per share and the manner of exercise and the time, manner and form of payment upon exercise of an option. In the case of restricted stock, deferred stock or other stock-based awards, the Committee, within the limitations of the 2008 Plan, determines the persons to whom awards will be granted, the number of shares of stock subject to the award, and the restrictions on issuance and transfer of such shares. Unless the 2008 Plan is sooner terminated, the ability to grant options or other awards under the 2008 Plan will expire on June 19, 2018.

ISOs granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock on the date of grant (or 110% of fair market value in the case of ISO’s granted to a 10% shareholder). In the case of ISOs, the aggregate fair market value of shares for which ISOs granted to any employee are exercisable for the first time by such employee during any calendar year (under all of our stock option plans) may not exceed $100,000. Non-qualified options granted under the 2008 Plan may not be granted at a price less than the fair market value of our common stock. Options granted under the 2008 Plan will expire not more than ten years from the date of grant (five years in the case of ISOs granted to a 10% shareholder). Except as otherwise provided by the Committee with respect to non-qualified options, all options, restricted stock, deferred stock or other stock-based awards granted under the 2008 Plan are not transferable during a grantee’s lifetime but are transferable at death by will or by the laws of descent and distribution. In general, upon termination of employment of a grantee, all options, restricted stock, deferred stock or other stock-based awards granted to such person which are not exercisable on the date of such termination immediately terminate, and any options that are exercisable terminate 90 days following termination of employment.

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As of December 31, 2012, we had options outstanding to purchase 391,843 shares of common stock and 2,608,157 shares are reserved for future issuances of awards under the 2008 Plan.

Director Compensation

Effective July 1, 2012, non-employee directors receive an annual fee of $38,000 per year, of which $18,000 is to be paid in the form of cash, and $20,000 shall be paid in the form of stock options, and receive reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board and Board Committee meetings. In 2012, non-employee directors each received a total annual fee of $35,000 and reimbursement for out-of-pocket expenses incurred for attendance at meetings of the Board and Board committee meetings. The following table discloses the compensation of the non-employee directors who served as our directors during the year ended December 31, 2012. We reimburse each of our non-employee directors for their reasonable expenses incurred in connection with attending meetings of our Board and related committees.

DIRECTOR COMPENSATION

Name	Fees earned or paid in cash	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Vincent P. Abbatecola (2)	$15,000	$—	$20,000	$—	$—	$—	$35,000
Dominic J. Monetta (2)	$15,000	$—	$20,000	$—	$—	$—	$35,000
Otto C. Morch (2)	$15,000	$—	$20,000	$—	$—	$—	$35,000

__________________________

(1) We utilize the grant date fair value using the Black-Scholes method as described in Note 10 to the Notes to the Consolidated Financial Statements included in our Form 10-K for the year ended December 31, 2012.

(2) As of December 31, 2012, Mr. Abbatecola has options to purchase 140,281 shares of common stock outstanding, Mr. Morch has options to purchase 120,281 shares of common stock outstanding, and Dr. Monetta has options to purchase 100,281 shares of common stock outstanding.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of our Common Stock by (i) each person known by us to be the beneficial owner of more than 5% of our outstanding Common Stock, (ii) the Named Executive Officers, (iii) each of our directors, and (iv) all of our directors and executive officers as a group:

BENEFICIAL OWNERSHIP TABLE

Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent of Class
Common Stock	Kevin J. Zugibe	4,635,928	(2)	18.07%
Common Stock	Brian F. Coleman	845,250	(3)	3.31%
Common Stock	Charles F. Harkins	73,141	(4)	*
Common Stock	James R. Buscemi	435,055	(5)	1.72%

Common Stock	Stephen P. Mandracchia	1,976,445	(6)	7.79%
Common Stock	Vincent P. Abbatecola	180,281	(7)	*
Common Stock	Dominic J. Monetta	220,381	(8)	*
Common Stock	Otto C. Morch	126,581	(9)	*
Common Stock	Marathon Capital Management LLC	1,703,064	(10)	6.79%

Common Stock	Matthew A. Drapkin	2,368,431	(11)	9.22%
Common Stock	All directors and executive officers as a group (Eight Persons)	8,493,062	(12)	31.35%

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* Less than 1%

__________________________

(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the Record Date. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not held by any other person) and which are exercisable within 60 days from the Record Date have been exercised. Unless otherwise noted, Hudson believes that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The address for each beneficial owner, unless otherwise noted, is c/o Hudson Technologies, Inc. at PO Box 1541, One Blue Hill Plaza, Pearl River, New York 10965.

(2) Includes (i)18,750 shares which may be purchased at $.83 per share; (ii) 93,750 shares which may be purchased at $1.02 per share; (iii) 18,750 shares which may be purchased at $.87 per share; (iv) 18,750 shares which may be purchased at $2.15 per share; (v) 123,750 shares which may be purchased at $1.76 per share; (vi) 35,000 shares which may be purchased at $1.40 per share; (vii) 9,300 shares which may be purchased at $1.02 per share, (viii) 195,000 shares that may be purchased at $0.85 per share; and (ix) 78,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(3) Includes (i) 12,500 shares which may be purchased at $.83 per share; (ii) 62,500 shares which may be purchased at $1.02 per share; (iii) 12,500 shares which may be purchased at $.87 per share; (iv) 12,500 shares which may be purchased at $2.15 per share; (v) 82,500 shares which may be purchased at $1.76 per share; (vi) 32,500 shares which may be purchased at $1.40 per share; (vii) 8,100 shares which may be purchased at $1.02 per share, (viii) 180,000 shares which may be purchased at $0.85 per share; and (ix) 75,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(4) Includes (i) 50,016 shares which may be purchased at $1.76 per share and (ii) 23,125 shares which may be purchased at $1.40 per share under immediately exercisable options.

(5) Includes (i) 6,250 shares which may be purchased at $2.15 per share; (ii) 41,250 shares which may be purchased at $1.76 per share; (iii) 16,625 shares which may be purchased at $1.40 per share; (iv) 100,000 shares that may be purchased at $0.85 per share; and (v) 48,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(6) Includes (i) 1,221,045 shares held of record in the name of Mr. Mandracchia’s wife, Theresa Mandracchia, over which Mr. Mandracchia has sole voting power and shared dispositive power, and (ii) the following shares which may be purchased by Mr. Mandracchia upon the exercise of options previously granted to him: (a) 6,250 shares which may be purchased at $.83 per share; (b) 31,250 shares which may be purchased at $1.02 per share; (c) 6,250 shares which may be purchased at $.87 per share; (d) 6,250 shares which may be purchased at $2.15 per share; (e) 51,250 shares which may be purchased at $1.76 per share; (f) 20,750 shares which may be purchased at $1.40 per share; (g) 7,400 shares which may be purchased at $1.02 per share; (h) 125,000 shares that may be purchased at $0.85 per share; and (i) 58,000 shares which may be purchased at $1.26 per share, under immediately exercisable options.

(7) Includes (i) 40,000 shares which may be purchased at $0.85 per share; (ii) 40,000 shares which may be purchased at $1.21 per share; (iii) 25,000 shares which may be purchased at $1.72 per share; (iv) 25,000 shares that may be purchased at $1.31 per share; and (v) 10,281 shares which may be purchased at $ 3.27 per share, under immediately exercisable options.

(8) Includes (i) 40,000 shares which may be purchased at $1.21 per share; (ii) 25,000 shares which may be purchased at $1.72 per share; (iii) 25,000 shares which may be purchased at $1.31 per share; and (iv) 10,281 shares which may be purchased at $3.27 per share, under immediately exercisable options

(9) Includes (i) 13,000 shares which may be purchased at $ 0.85 per share; (ii) 40,000 shares which may be purchased at $ 1.21 per share; (iii) 25,000 shares that may be purchased at $1.72 per share; (iv) 25,000 shares which may be purchased at $1.31 per share; and, (v) 10,281 shares which may be purchased at $3.27 per share, under immediately exercisable options.

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(10) Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G/A filed by Marathon Capital Management, LLC on January 9, 2013. The address of Marathon Capital Management, LLC is 4 North Park Drive, Suite 106, Hunt Valley, MD 21030.

(11) Represents aggregate amount of beneficially owned common stock as reported in a Schedule 13G Amendment #2 filed by Becker Drapkin Management, L.P., Becker Drapkin Partners (QP), L.P, Becker Drapkin Partners, L.P., BC Advisors, LLC, Steven R. Becker and Matthew A. Drapkin on February 10, 2012, which includes warrants to purchase 625,000 shares. The address of Becker Drapkin Management, L.P. is 300 Crescent Court, Suite 1111, Dallas, Texas, 75201.

(12) Includes exercisable options to purchase 2,020,659 shares of common stock which may be purchased under immediately exercisable options.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Each year, all of our directors and officers are asked to disclose the existence of family relationships and other related transactions in Director and Officer Questionnaires. Our Audit Committee is responsible for reviewing and approving or ratifying related-person transactions. A related person is any executive officer, director or more than 5% shareholder, or any immediate family member of the foregoing persons, or entity owned or controlled by such person. In addition, pursuant to our Code of Business Conduct and Ethics, all of our employees and directors are required to bring any conflict of interest to the attention of one of the Company’s executive officers or directors. In determining whether to approve or ratify a related party transaction, the Audit Committee will consider, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable to us than terms generally available to us from an unaffiliated third-party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Any transaction which is deemed to be a related party transaction requires the approval, initially by a majority of the non-interested Audit Committee members and finally by a majority of the non-interested Board members. There are no other written procedures governing any review of related person transactions.

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PROPOSAL 2

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE RESOLUTION

APPROVING NAMED EXECUTIVE OFFICER COMPENSATION

The Company is asking its shareholders to approve a non-binding advisory resolution on its named executive officer compensation as reported in this Proxy Statement pursuant to Section 14A of the Exchange Act and related SEC rules and regulations. As a smaller reporting company, we are required to provide shareholders this opportunity at least every three years beginning in 2013.

Our compensation structure is established by our Compensation Committee and is designed to attract and retain motivated executives who substantially contribute to our long-term success and the creation of shareholder value, to reward executives when the Company performs financially or operationally well, to align the financial interests of our executives with the interests of our shareholders, and to be competitive within our industry without targeting or setting compensation at specific benchmark percentiles. Our Compensation Committee’s philosophy is to balance the named executive officers’ short-term compensation with long-term compensation in order to align their interests with the interests of our shareholders. Within this framework, our Compensation Committee strives to maintain executive compensation that is fair, reasonable, and competitive.

In accordance with recently adopted Section 14A of the Exchange Act, and as a matter of good corporate governance, the Company is asking shareholders to approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the shareholders of Hudson Technologies, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement, including as discussed in the section entitled “Executive Compensation”, the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2013 Annual Meeting of Shareholders.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee values the input of our shareholders and will carefully review and consider the voting results when evaluating our named executive officer compensation program.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of common stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION ON THE

COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

PROPOSAL 3

TO APPROVE, BY NON-BINDING ADVISORY VOTE, THE FREQUENCY OF

FUTURE NON-BINDING ADVISORY VOTES ON THE RESOLUTION APPROVING

NAMED EXECUTIVE OFFICER COMPENSATION

In Proposal 2 above, the Company is asking its shareholders to vote on a non-binding advisory resolution on named executive officer compensation. Under Section 14A of the Exchange Act and related SEC rules and regulations, we are also required to provide our shareholders the opportunity to vote, on a non-binding advisory basis, on the frequency of holding future non-binding advisory votes to either approve or disapprove of the compensation of our named executive officers. In 2013, shareholders of smaller reporting companies must be provided the opportunity to indicate whether they would like to have such a vote on the compensation of their corporation’s named executive officers every year, every two years or every three years.

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Accordingly, pursuant to Section 14A of the Exchange Act, in this Proposal 3, the Company is asking its shareholders to vote on the frequency of future non-binding advisory votes on named executive officer compensation.

The Board believes that an annual advisory vote on executive compensation is the most appropriate policy for the Company at this time, and recommends that shareholders vote for future non-binding advisory votes on named executive officer compensation to occur every year. While our named executive officer compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that named executive officer compensation disclosures are made annually and holding an annual non-binding advisory vote on named executive officer compensation will provide us with more direct and immediate feedback on our compensation disclosures. In addition, we believe that an annual advisory vote on executive compensation is consistent with our interest in and practice of seeking input and engaging in dialogue with our shareholders on corporate governance and executive compensation matters.

Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, shareholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: one year, two years, three years or abstain. Shareholders are not voting to approve or disapprove the Board’s recommendation. The vote is non-binding on the Board. Nevertheless, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of common stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR “1

YEAR” AS THE PREFERRED FREQUENCY FOR THE APPROVAL OF THE NON-

BINDING ADVISORY RESOLUTION ON THE COMPANY’S NAMED EXECUTIVE

OFFICER COMPENSATION

PROPOSAL 4

TO RATIFY THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

BDO USA, LLP has audited and reported upon our financial statements for our fiscal year ended December 31, 2012. The Audit Committee of the Board has re-appointed BDO USA, LLP as our independent registered public accountants for the fiscal year ending December 31, 2013. Although shareholder approval of the appointment of BDO USA, LLP is not required by law, the Audit Committee and the Board believe that it is advisable to give shareholders an opportunity to ratify this appointment. In view of the difficulty and expense involved in changing auditors on short notice, however, should the shareholders not ratify the selection of BDO USA, LLP, it is contemplated that the appointment of BDO USA, LLP for the fiscal year ending December 31, 2013 will be permitted to stand unless the Audit Committee finds other compelling reasons for making a change. Disapproval by the shareholders will be considered a recommendation that the Audit Committee select other auditors for the following year. Furthermore, although the appointment of BDO USA, LLP is being submitted for shareholder ratification, the Audit Committee reserves the right, even after ratification by shareholders, to change the appointment of BDO USA, LLP as our independent registered public accountants, at any time during the 2013 fiscal year, if it deems such change to be in our best interest. A representative of BDO USA, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

In addition to retaining BDO USA, LLP to audit the Company’s financial statements, we have engaged BDO USA, LLP from time to time to perform other services. The following sets forth the aggregate fees billed by BDO USA, LLP to the Company in connection with services rendered during the years ended December 31, 2012 and December 31, 2011.

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Audit Fees. The aggregate fees billed by BDO USA, LLP for professional services rendered for the audits and reviews of the Company's financial statements for the years ended December 31, 2012 and 2011 totaled $169,000 and $173,000, respectively.

Audit-Related Fees. In 2012 and 2011, the aggregate fees billed by BDO USA, LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements were none and $204,000, respectively. The 2011 fees were related to due diligence services.

Tax Fees. In 2012 and 2011 the aggregate fees billed by BDO USA, LLP for professional services rendered for tax advice totaled $35,000 and $32,000, respectively.

All Other Fees. In 2012 and 2011, all other fees billed by BDO USA LLP for professional services rendered other than the services described in the paragraphs caption “Audit Fees”, “Audit Related Fees” and “Tax Fees” were none.

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by BDO USA, LLP in 2012. Consistent with the Audit Committee's responsibility for engaging the Company’s independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson or their designee has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee. Services approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit services provided by BDO USA, LLP.

 APPROVAL REQUIRED AND RECOMMENDATION

The affirmative vote of the holders of record of a majority in voting interest of the shares of common stock entitled to be voted at the Annual Meeting, present in person or by proxy are required for approval of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

SHAREHOLDER PROPOSALS

Shareholders who wish to present proposals appropriate for consideration at the 2014 Annual Meeting of Shareholders, which the Company currently anticipates will be held in or about August 2014 must submit the proposal in proper form in a manner consistent with our By-Laws, and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this proxy statement not later than March 27, 2014 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the March 27, 2014 deadline, a shareholder may present a proposal at the Company’s 2014 Annual Meeting if advance notice of the proposal is submitted in writing to the Company’s Chairman of the Board, c/o Corporate Secretary, at the address set forth above no earlier than April 29, 2014 and no later than May 29, 2014. In the event that the Annual Meeting of Shareholders to be held in 2014 is held either before July 28, 2014 or after October 26, 2014, then the notice must be received by the Company’s Secretary no later than 90 days prior to the date of such meeting or, within 10 days following the first public pronouncement of the date of such annual meeting if such public announcement is made less than 100 days prior to the date of such meeting. If timely submitted, the shareholder may present the proposal at the next Annual Meeting, but the Company is not obligated to include the proposal in its proxy statement.

In addition, to be timely, a shareholder’s notice must be updated and supplemented, if necessary, so that the information provided or required to be provided in such notice will be true and correct as of the record date for the 2014 Annual Meeting and as of the date that is 10 business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement must be delivered to, or mailed and received by, the Chairman of the Board of Directors at the principal executive offices of the Company not later than 5 business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 8 business days prior to the date for the meeting, or if the meeting is adjourned or postponed, on the first practicable date after any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

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OTHER INFORMATION

Proxies for the Annual Meeting will be solicited by mail and through brokerage institutions and all expenses involved, including printing and postage, will be paid by the Company.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 IS BEING FURNISHED HEREWITH AS PART OF THE ANNUAL REPORT TO SHAREHOLDERS TO EACH SHAREHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON THE RECORD DATE.

COPIES OF EXHIBITS TO SUCH ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE TO SHAREHOLDERS WHO MAKE A WRITTEN REQUEST TO THE COMPANY AT THE FOLLOWING ADDRESS:

HUDSON TECHNOLOGIES, INC.

PO Box 1541, One Blue Hill Plaza

PEARL RIVER, NEW YORK 10965

ATTENTION: Stephen P. Mandracchia, Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 27, 2013

The Company’s proxy statement and Annual Report to Shareholders are available online at http://hudsontech.investorroom.com.

The Company’s Annual Meeting of Shareholders will be held on Tuesday, August 27, 2013 at 10:00 A.M., local time at the Pearl River Hilton, 500 Veterans Memorial Highway, Pearl River, New York 10965. You may obtain directions to the Pearl River Hilton by contacting the Pearl River Hilton at (845) 735-9000, or by accessing their website at http://www1.hilton.com/en_US/hi/hotel/PRLBHHF-Hilton-Pearl-River-New-York/directions.do.

The Board is not aware of any other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy included herewith to vote such proxy in accordance with their judgment.

By order of the Board of Directors

Kevin J. Zugibe, P.E.
Chairman of the Board
July 26, 2013

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Appendix A

HUDSON TECHNOLOGIES, INC.

COMPENSATION COMMITTEE CHARTER

(adopted June 27, 2013)

I.	Committee Purpose

The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Hudson Technologies, Inc. (the “Company”) is to discharge the responsibility of the Board relating to compensation of the Company’s directors, executive officers, including the Chief Executive Officer, and such other senior employees as the Committee may determine (such officers and employees, “management”) and related matters. The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect management and the directors.

II.	Organization

•	The members of the Committee shall be appointed by vote of the Board. The Committee shall be comprised of at least two members. All members of the Committee shall (i) meet the independence requirements of applicable law and the rules and regulations of the Nasdaq Stock Market (“Nasdaq”), and (ii) qualify as “outside” directors within the meaning of Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board shall also designate a Chairperson for the Committee.

•	Meetings of the Committee shall be held from time to time as determined by the Board or the Committee and may be held in-person or by means of a telephone conference. The Committee may invite members of management or others to attend Committee meetings. The Committee shall keep minutes of its proceedings, which minutes shall be retained with the minutes of the proceedings of the Board.

•	A quorum at any Committee meeting shall be at least two members. All determinations by the Committee shall be made by a majority of its members present at a meeting duly called and held (or where only two members are present, by unanimous vote). Any Committee decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if such decision or determination had been made at a meeting duly called and held.

•	The Chairperson of the Committee shall be responsible for establishing agendas for meetings of the Committee. The Committee shall make regular reports to the Board. In the event the Committee Chairperson is not present at a meeting, the Committee members present at that meeting shall designate one of its members as the acting chair of such meeting.

•	The Committee shall evaluate its performance on an annual basis and develop criteria for such evaluation and report to the Board.

•	At least annually, the Committee shall review and reassess the provisions of this Charter and any proposed changes shall be submitted to the Board for approval.

III	Responsibilities and Authority

•	The Committee’s responsibilities include the following: The Committee shall, at least annually, review, evaluate, and approve the annual base salaries and other annual incentive compensation for the Company’s directors and the Company’s executive officers, including the Chief Executive Officer. The Company’s compensation policies are intended to reward executives for their contributions to the Company's growth and profitability, recognize individual initiative, leadership, achievement, and other valuable contributions to the Company. An additional goal is to provide competitive compensation that attracts and retains qualified and talented executives. The Committee may consult the Chief Executive Officer on the performance of other Company executives. However, the Chief Executive Officer shall not be present during any Committee deliberations or voting with respect to his or her compensation but may participate in discussions regarding compensation for the Company’s other executive officers.

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•	The Committee shall, periodically and as and when appropriate, review, oversee and approve all of the following: (a) all compensation programs involving the issuance of the Company's stock and other equity securities of the Company under the Company's long-term incentive plans; (b) all other incentive awards and opportunities, including cash-based and equity-based awards and opportunities; (c) any employment and severance arrangements; (d) any change-in-control provisions affecting any elements of compensation and benefits; and (e) any special or supplemental compensation and benefits for management and individuals who formerly served as management, including supplemental retirement benefits and perquisites provided to them during and after employment. Equity grants will be made in accordance with applicable rules for Nasdaq-traded issuers. Any material modifications to existing long-term incentive plans are also made consistent with applicable rules for Nasdaq-traded issuers.

•	The Committee shall review and approve compensation arrangements for non-employee directors in their capacity as directors and members of the standing committees of the Board. The Committee shall review and approve compensation arrangements for any non-employee directors who provide services to the Company other than in their capacity as directors.

•	If applicable, the Committee shall review and discuss with the Company's management the Compensation Discussion and Analysis ("CD&A") required under Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission (“SEC”) and, based upon such review and discussion, determine whether or not to recommend to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K or its proxy statement relating to the election of directors, as applicable. The Committee shall produce any report of the Committee required to be included in the Company’s proxy statement relating to the election of directors under applicable SEC rules.

•	The Committee shall annually assess the risks associated with the Company’s compensation practices, policies and programs to determine whether the risks arising from such practices, policies and programs are appropriate or reasonably likely to have a material adverse effect on the Company.

•	The Committee shall monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

•	The Committee shall oversee the Company’s compliance with the SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under the Nasdaq rules that, with limited exceptions, shareholders approve equity compensation plans.

•	The Committee shall review periodically compensation practices and trends of other companies to assess the adequacy of the Company's executive compensation programs and policies.

•	The Committee shall report the results of Committee Meetings to the Board periodically.

IV. Other

•	The Committee shall have the right to delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee or to the CEO, including, but not limited to, the authority to make grants of awards of stock rights or options to any officer or employee of the Company, other than officers subject to Section 16 of the Securities Exchange Act of 1934, under the Company’s long-term incentive plans or other equity based plans as the Committee deems appropriate and in accordance with the terms of such plans.

•	The Committee shall also carry out such other duties that may be delegated to it by the Board from time to time.

This charter was adopted by the Board of Directors on June 27, 2013.

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Appendix B

HUDSON TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

(adopted September 10, 2004)

Purpose

There shall be a committee of the board of directors (the "Board") of Hudson Technologies, Inc. (the “Company”) to be known as the audit committee.  The audit committee’s purpose is to:

(A) oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company; and

(B) prepare an audit committee report as required by the SEC’s rules to be included in the Company’s annual proxy statements, or, if the Company does not file a proxy statement, in the Company’s annual report filed on Form 10-KSB with the SEC.

Composition

The audit committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350 (d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company’s balance sheet, income statement, and cash flow statement.  Additionally, at least one member of the audit committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairperson of the audit committee (or, if it does not do so, the audit committee members shall elect a chairperson by vote of a majority of the full committee); the chairperson will have authority to act on behalf of the audit committee between meetings.

Specific Responsibilities and Authority

The specific responsibilities and authority of the audit committee shall be as follows:

(A) be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the audit committee.

(B) establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

(C) have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties;

(D) receive appropriate funding from the Company, as determined by the audit committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the audit committee; and (iii) ordinary administrative expenses of  the audit committee that are necessary or appropriate in carrying out its duties;

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(E) ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor;

(F) report regularly to the Board;

(G) make an annual performance evaluation of the audit committee;

(H) review and reassess the adequacy of the audit committee’s charter annually;

(I) comply with all preapproval requirements of Section 10A(i) of the Securities Exchange Act of 1934 and all SEC rules relating to the administration by the audit committee of the auditor engagement to the extent necessary to maintain the independence of the auditor as set forth in 17 CFR Part 210.2-01(c)(7); and

(J) make such other recommendations to the Board on such matters, within the scope of its function, as may come to its attention and which in its discretion warrant consideration by the Board.

The audit committee shall meet at least four times per year on a quarterly basis, or more frequently as circumstances require.  One or more meetings may be conducted in whole or in part by telephone conference call or similar means if it is impracticable to obtain the personal presence of each audit committee member.  The Company shall make available to the audit committee, at its meetings and otherwise, such individuals and entities as may be designated from time to time by the audit committee, such as members of management including (but not limited to) the internal audit and accounting staff, the independent auditors, inside and outside counsel, and other individuals or entities (whether or not employed by the Company and including any corporate governance employees and individuals or entities performing internal audit services as independent contractors).

Delegation

Any duties and responsibilities of the audit committee, including, but not limited to, the authority to preapprove all audit and permitted non-audit services, may be delegated to one or more members of the audit committee or a subcommittee of the audit committee.

Limitations

The audit committee is responsible for the duties and responsibilities set forth in this charter, but its role is oversight and therefore it is not responsible for either the preparation of the Company’s financial statements or the auditing of the Company’s financial statements.  The members of the audit committee are not employees of the Company and may not be accountants or auditors by profession or experts in accounting or auditing.  Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter.  The review of the financial statements by the audit committee is not of the same character or quality as the audit performed by the independent auditors.  The oversight exercised by the audit committee is not a guarantee that the financial statements will be free from mistake or fraud.  In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

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